POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of Prudential Retirement Insurance and Annuity Company (“PRIAC”), constitutes and appoints STEPHEN E. WIELER, ERNEST CEBERIO, C. CHRISTOPHER SPRAGUE, and MICHELE DRUMMEY, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the “Commission”), in connection with where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PRIAC filed with the Securities and Exchange Commission for the Registrations listed on Schedule A.

IN WITNESS WHEREOF, I have hereunto set my hand this  29   day of   1  , 2015.

/s/ Christine C. Marcks
Christine C. Marcks
Director and President

Schedule A

PRIAC Variable Contract Account A (Reg. No. 811-21988) and any group or individual variable annuity contracts (Reg. No. 333-139334; Reg. No. 333-145632; Reg. No. 333-170345; Reg. No. 333-162553 and Reg. No. 333-199286), to the extent they represent participating interests in such account.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of Prudential Retirement Insurance and Annuity Company (“PRIAC”), constitutes and appoints STEPHEN E. WIELER, ERNEST CEBERIO, C. CHRISTOPHER SPRAGUE, and MICHELE DRUMMEY, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the “Commission”), in connection with where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PRIAC filed with the Securities and Exchange Commission for the Registrations listed on Schedule A.

IN WITNESS WHEREOF, I have hereunto set my hand this  29   day of January   , 2015.

/s/ Michael J. Brandt
Michael J. Brandt
Director and Chief Financial Officer

Schedule A

PRIAC Variable Contract Account A (Reg. No. 811-21988) and any group or individual variable annuity contracts (Reg. No. 333-139334; Reg. No. 333-145632; Reg. No. 333-170345; Reg. No. 333-162553 and Reg. No. 333-199286), to the extent they represent participating interests in such account.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of Prudential Retirement Insurance and Annuity Company (“PRIAC”), constitutes and appoints STEPHEN E. WIELER, ERNEST CEBERIO, C. CHRISTOPHER SPRAGUE, and MICHELE DRUMMEY, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the “Commission”), in connection with where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PRIAC filed with the Securities and Exchange Commission for the Registrations listed on Schedule A.

IN WITNESS WHEREOF, I have hereunto set my hand this  29    day of  Jan  , 2015.

/s/ John J. Kalamarides
John J. Kalamarides
Director

Schedule A

PRIAC Variable Contract Account A (Reg. No. 811-21988) and any group or individual variable annuity contracts (Reg. No. 333-139334; Reg. No. 333-145632; Reg. No. 333-170345; Reg. No. 333-162553 and Reg. No. 333-199286), to the extent they represent participating interests in such account.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of Prudential Retirement Insurance and Annuity Company (“PRIAC”), constitutes and appoints STEPHEN E. WIELER, CHRISTOPHER SPRAGUE, ERNEST CEBERIO, and MICHELE DRUMMEY, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the “Commission”), in connection with where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PRIAC filed with the Securities and Exchange Commission for the Registrations listed on Schedule A.

IN WITNESS WHEREOF, I have hereunto set my hand this 28   day of January, 2015.

/s/ Elizabeth Marin
Elizabeth Marin
Director and Assistant Treasurer

Schedule A

PRIAC Variable Contract Account A (Reg. No. 811-21988) and any group or individual variable annuity contracts (Reg. No. 333-139334; Reg. No. 333-145632; Reg. No. 333-170345; Reg. No. 333-162553 and Reg. No. 333-199286), to the extent they represent participating interests in such account.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of Prudential Retirement Insurance and Annuity Company (“PRIAC”), constitutes and appoints STEPHEN E. WIELER, ERNEST CEBERIO, C. CHRISTOPHER SPRAGUE, and MICHELE DRUMMEY, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the “Commission”), in connection with where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PRIAC filed with the Securities and Exchange Commission for the Registrations listed on Schedule A.

IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of January, 2015.

/s/ James M. O’Connor
James M. O’Connor
Director

Schedule A

PRIAC Variable Contract Account A (Reg. No. 811-21988) and any group or individual variable annuity contracts (Reg. No. 333-139334; Reg. No. 333-145632; Reg. No. 333-170345; Reg. No. 333-162553 and Reg. No. 333-199286), to the extent they represent participating interests in such account.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of Prudential Retirement Insurance and Annuity Company (“PRIAC”), constitutes and appoints STEPHEN E. WIELER, ERNEST CEBERIO, C. CHRISTOPHER SPRAGUE, and MICHELE DRUMMEY, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the “Commission”), in connection with where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PRIAC filed with the Securities and Exchange Commission for the Registrations listed on Schedule A.

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of  January  , 2015.

/s/ Timothy L. Schmidt
Timothy L. Schmidt
Director

Schedule A

PRIAC Variable Contract Account A (Reg. No. 811-21988) and any group or individual variable annuity contracts (Reg. No. 333-139334; Reg. No. 333-145632; Reg. No. 333-170345; Reg. No. 333-162553 and Reg. No. 333-199286), to the extent they represent participating interests in such account.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of Prudential Retirement Insurance and Annuity Company (“PRIAC”), constitutes and appoints STEPHEN E. WIELER, ERNEST CEBERIO, C. CHRISTOPHER SPRAGUE, and MICHELE DRUMMEY, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the “Commission”), in connection with where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PRIAC filed with the Securities and Exchange Commission for the Registrations listed on Schedule A.

IN WITNESS WHEREOF, I have hereunto set my hand this 29  day of  Jan, 2015.

/s/ George P. Waldeck
George P. Waldeck
Director

Schedule A

PRIAC Variable Contract Account A (Reg. No. 811-21988) and any group or individual variable annuity contracts (Reg. No. 333-139334; Reg. No. 333-145632; Reg. No. 333-170345; Reg. No. 333-162553 and Reg. No. 333-199286), to the extent they represent participating interests in such account.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of Prudential Retirement Insurance and Annuity Company (“PRIAC”), constitutes and appoints STEPHEN E. WIELER, CHRISTOPHER SPRAGUE, ERNEST CEBERIO, and MICHELE DRUMMEY, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the “Commission”), in connection with where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PRIAC filed with the Securities and Exchange Commission for the Registrations listed on Schedule A.

IN WITNESS WHEREOF, I have hereunto set my hand this 29  day of January, 2015.

/s/ Brent Walder
Brent Walder
Director

Schedule A

PRIAC Variable Contract Account A (Reg. No. 811-21988) and any group or individual variable annuity contracts (Reg. No. 333-139334; Reg. No. 333-145632; Reg. No. 333-170345; Reg. No. 333-162553 and Reg. No. 333-199286), to the extent they represent participating interests in such account.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of Prudential Retirement Insurance and Annuity Company (“PRIAC”), constitutes and appoints STEPHEN E. WIELER, ERNEST CEBERIO, C. CHRISTOPHER SPRAGUE, and MICHELE DRUMMEY, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the “Commission”), in connection with where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PRIAC filed with the Securities and Exchange Commission for the Registrations listed on Schedule A.

IN WITNESS WHEREOF, I have hereunto set my hand this  30   day of  Jan, 2015.

/s/ Robert McLaughlin
Robert McLaughlin
Controller

Schedule A

PRIAC Variable Contract Account A (Reg. No. 811-21988) and any group or individual variable annuity contracts (Reg. No. 333-139334; Reg. No. 333-145632; Reg. No. 333-170345; Reg. No. 333-162553 and Reg. No. 333-199286), to the extent they represent participating interests in such account.